Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Miller Industries, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2004 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey I. Badgley, President and Co-Chief Executive Officer of  the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 14, 2005

/s/ Jeffrey I. Badgley Jeffrey I. Badgley President and Co-Chief Executive Officer